UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  February 23, 2023
Griffin Realty Trust
(Exact name of registrant as specified in its charter)
Commission File Number:  000-55605

Maryland	46-4654479
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1520 E. Grand Avenue, El Segundo, CA 90245
(Address of principal executive offices, including zip code)
(310) 606-3200
(Registrant's telephone number, including area code)
None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry Into a Material Definitive Agreement.

As previously disclosed, on November 10, 2022, Griffin Realty Trust (the “Registrant”) completed an internal restructuring (the “Prior Restructuring”). The Registrant conducts all of its business through an operating partnership, with that operating partnership, directly or indirectly through subsidiaries, owning all of the Registrant’s assets and liabilities. Pursuant to the Prior Restructuring, GRT OP, L.P., the entity through which the Registrant conducts all of its business (the “Operating Partnership”), became wholly owned by an operating company, GRT OP LLC (the “Operating Company”), of which the Registrant was the managing member and held a majority of the membership interests.

On February 23, 2023, the Registrant completed an additional restructuring to restore the Registrant’s operating structure to its condition before the Prior Restructuring (the “Current Restructuring”). Pursuant to the Current Restructuring, the Operating Company merged with and into the Operating Partnership, with the Operating Partnership surviving the merger.

In connection with the Current Restructuring, the Registrant entered into the Seventh Amended and Restated Limited Partnership Agreement of GRT OP, L.P., dated February 23, 2023 (the “Amended LPA”), which contains the same material terms as the Fifth Amended and Restated Limited Partnership Agreement of GRT OP, L.P., as amended (the “Fifth A&R LPA”). The description of the material terms of the Fifth A&R LPA was previously reported in the section entitled “Our Operating Partnership Agreement” in the Registrant’s Registration Statement on Form S-11 filed September 18, 2017 and supplemented by Item 1.01 of the Registrant’s Current Report on Form 8-K dated April 29, 2019, which descriptions are incorporated herein by reference.

The foregoing description of the Amended LPA is not complete and is subject to and qualified in its entirety by the terms of the Amended LPA, a copy of which is filed as Exhibit 10.1 and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Seventh Amended and Restated Limited Partnership Agreement of GRT OP, L.P., dated February 23, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Griffin Realty Trust

Date: February 24, 2023	By:	/s/ Javier F. Bitar
Javier F. Bitar
Chief Financial Officer and Treasurer